Exhibit 32.2

HARLEYSVILLE GROUP INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Harleysville Group Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur E. Chandler, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2011	/s/ ARTHUR E. CHANDLER
Arthur E. Chandler
Senior Vice President and Chief Financial Officer